                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

                     Date of Report
                     (Date of earliest
                     event reported):        April 29, 2005
                                             --------------


                               Badger Meter, Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                          1-6706                     39-0143280
---------------                  ----------------            -------------------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                       Number)                Identification No.)
 incorporation)

               4545 W. Brown Deer Rd., Milwaukee, Wisconsin 53223
               --------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 355-0400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

                             -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
----------     ------------------------------------------

Badger Meter, Inc. 2005 Restricted Stock Plan
---------------------------------------------

                  At the annual meeting of shareholders held on April 29, 2005, the shareholders of Badger Meter, Inc. (the "Company") approved the Badger Meter, Inc. 2005 Restricted Stock Plan (the "2005 Plan"). The purposes of the 2005 Plan are:

o to promote the success of the Company by providing incentives to the officers and other key employees of the Company and its subsidiaries that will link their personal interests to the Company's long-term financial success; and

o to permit the Company and its subsidiaries to attract, motivate and retain experienced and knowledgeable employees upon whose judgment, interest and special efforts the Company's success is largely dependent.

                  The following is a brief description of the material terms of the 2005 Plan:

o        The 2005 Plan is administered by a committee of independent directors.

o The 2005 Plan permits the grant of restricted stock to key employees of the Company or its subsidiaries.

o The 2005 Plan limits (to 20,000 shares) the number of shares of restricted stock that the committee may grant to any one participant.

o The 2005 Plan provides that the committee may determine the terms and conditions applicable to each award of restricted stock, including the period of restriction applicable to such award; the committee has determined that the initial restricted stock awards under the 2005 Plan will vest 100% after a three-year restricted period.

o        The 2005 Plan reserves 50,000 shares for awards of restricted stock.

                  The 2005 Plan is described in greater detail, and a copy of the 2005 Plan is included in the Company's definitive proxy statement filed with the Securities and Exchange Commission in connection with the annual meeting of shareholders held on April 29, 2005, and is incorporated by reference to this filing. The form of Restricted Stock Agreement that has been approved by the Corporate Governance Committee of the Company's Board of Directors for grants of restricted stock pursuant to the 2005 Plan is included with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

Director Compensation for 2005
------------------------------

                  Information describing the 2005 compensation arrangements for directors of the Company, which were set by the Corporate Governance Committee on January 28, 2005, and approved by the Board of Directors April 29, 2005, is included with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated into this Current Report on Form 8-K by reference. All fees remained the same as the prior year except for the annual fee for the chairman of the Audit and Compliance Committee which was increased from $2,000 to $4,000. In addition, the directors agreed to pay an annual fee of $2,000 to the lead director. The directors elected Ulice Payne, Jr. as the lead director, effective April 29, 2005, to serve in that capacity for a term of one year.

Item 9.01.      Financial Statements and Exhibits.
---------       ----------------------------------

         (a)    Financial Statements of Business Acquired.
                ------------------------------------------

                Not applicable.

         (b)    Pro Forma Financial Information.
                --------------------------------

                Not applicable.

         (c)    Exhibits. The following exhibit is being furnished herewith:
                ---------

                99.1     2005 Restricted Stock Plan Agreement.

                99.2     2005 Director Compensation Summary.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BADGER METER, INC.


Date: May 5, 2005                      By: /s/ RONALD H. DIX
                                           -------------------------------------
                                           Its: Senior Vice President
                                                Administration
                                                  and Secretary

                               BADGER METER, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


Exhibit
Number
-------

99.1              2005 Restricted Stock Plan Agreement

99.2              2005 Director Compensation Summary.